QUALITY DIVIDEND FUND
Portfolio of Investments
July 31, 2024
(Unaudited)
	Number of Shares	Value
COMMON STOCKS — 99.8%
Air Freight & Logistics — 3.1%
United Parcel Service, Inc., Class B	11,160	$ 1,454,929
Banks — 12.1%
JPMorgan Chase & Co.	8,448	1,797,734
Truist Financial Corp.	42,625	1,904,911
US Bancorp	41,603	1,867,143
		5,569,788
Biotechnology — 11.5%
AbbVie, Inc.	9,603	1,779,628
Amgen, Inc.	5,300	1,762,091
Gilead Sciences, Inc.	22,977	1,747,631
		5,289,350
Capital Markets — 3.4%
T Rowe Price Group, Inc.	13,605	1,553,827
Communications Equipment — 3.6%
Cisco Systems, Inc.	34,396	1,666,486
Consumer Staples Distribution & Retail — 3.4%
Target Corp.	10,334	1,554,337
Containers & Packaging — 3.9%
International Paper Co.	38,377	1,783,763
Electric Utilities — 2.1%
Xcel Energy, Inc.	16,773	977,530
Household Durables — 2.3%
Whirlpool Corp.	10,416	1,062,120
Household Products — 3.5%
Kimberly-Clark Corp.	11,983	1,618,304
Information Technology Services — 3.8%
International Business Machines Corp.	9,043	1,737,522
Insurance — 3.7%
Prudential Financial, Inc.	13,496	1,691,319
Machinery — 4.3%
Stanley Black & Decker, Inc.	18,748	1,980,164
	Number of Shares	Value
COMMON STOCKS — (Continued)
Multi-Utilities — 4.0%
WEC Energy Group, Inc.	21,384	$ 1,840,307
Oil, Gas & Consumable Fuels — 11.3%
Chevron Corp.	10,656	1,709,968
Enbridge, Inc. (Canada)	47,654	1,783,213
Exxon Mobil Corp.	14,750	1,749,203
		5,242,384
Pharmaceuticals — 7.3%
Merck & Co., Inc.	13,500	1,527,255
Pfizer, Inc.*	61,203	1,869,140
		3,396,395
Real Estate Investment Trusts — 5.6%
Crown Castle, Inc.	15,915	1,751,923
Prologis, Inc.	6,545	824,997
		2,576,920
Semiconductors & Semiconductor Equipment — 3.2%
QUALCOMM, Inc.	8,174	1,479,085
Specialty Retail — 3.6%
Best Buy Co., Inc.	19,497	1,686,880
Tobacco — 4.1%
Philip Morris International, Inc.	16,650	1,917,414
TOTAL COMMON STOCKS (Cost $38,161,759)		46,078,824

TOTAL INVESTMENTS - 99.8% (Cost $38,161,759)		46,078,824
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		71,918
NET ASSETS - 100.0%		$46,150,742

*	Non-income producing.

See accompanying Notes to the Quarterly Portfolio of Investments.

QUALITY DIVIDEND FUND
Notes to the Quarterly Portfolio of Investments
July 31, 2024
(Unaudited)
A. Portfolio Valuation:
Portfolio Valuation — The Quality Dividend Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
• Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund had the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment;
• Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.); and
• Level 3 — Valuations based on significant unobservable inputs (including the Adviser’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
The following is a summary of the inputs used, as of July 31, 2024, in valuing the Fund's investments carried at fair value:
	Total Value at 07/31/24	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities*	$46,078,824	$46,078,824	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

QUALITY DIVIDEND FUND
Notes to the Quarterly Portfolio of Investments (Concluded)
July 31, 2024
(Unaudited)
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the period ended July 31, 2024, there were no transfers in or out of Level 3.
For more information with regard to significant accounting policies, see the Fund’s most recent semi-annual or annual report filed with the Securities and Exchange Commission.
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